UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 15, 2010 (November 12, 2010)

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 910
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

(a)	Common Stock Sales Agreement.

On November 12, 2010, Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), entered into an at the market sales agreement (the “Common Stock Sales Agreement”) with McNicoll, Lewis & Vlack LLC (“MLV”) (the “Sales Agent ”), pursuant to which the Company intends to sell up to 10,000,000 shares of the Company’s Common Stock (“Common Stock”), par value $0.01 per share, from time to time.  Such Common Stock will be offered and sold pursuant to a prospectus supplement filed with the Securities and Exchange Commission in connection with the Company’s shelf registration statement on Form S-3 (File No. 333-169651), which became effective on November 12, 2010.  The Common Stock trades on the NYSE Amex under the symbol “MHR.” The Common Stock Sales Agreement replaces a sales agreement with similar terms, entered into on June 22, 2010 between the Company and MLV (the “Prior Common Stock Sales Agreement”)  for sales of Common Stock under the Company’s prior shelf registration statement on Form S-3 (File No. 333-161937) (the “Prior Shelf Registration Statement”) which was terminated on November 12, 2010.

Pursuant to the Common Stock Sales Agreement, the sales, if any, of Common Stock made under the Common Stock Sales Agreement will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE Amex, or sales made through a market maker other than on an exchange.  MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and the Company.

The Common Stock Sales Agreement provides for compensation to MLV of an amount up to 5% of the gross proceeds from the sale of Common Stock under the Common Stock Sales Agreement, depending upon certain conditions, as detailed through various side letter agreements mutually agreed upon by the parties from time to time.   The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Company's net proceeds for the sale of the shares. The Company has also agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Common Stock Sales Agreement is qualified in its entirety by reference to the Common Stock Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(b)	Series C Preferred Stock Sales Agreement.

Additionally, on November 12, 2010, the Company entered into an at the market sales agreement (the “Series C Sales Agreement”) with MLV pursuant to which the Company intends to sell shares of the Company’s 10.25% Series C Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “Preferred Stock”), from time to time.  Such Preferred Stock will be offered and sold pursuant to a prospectus supplement filed with the Securities and Exchange Commission in connection with the Company’s shelf registration statement on Form S-3 (File No. 333-169651), which became effective on November 12, 2010.  The Preferred Stock trades on the NYSE Amex under the symbol “MHR.PR.C.” The Series C Sales Agreement replaces a sales agreement with similar terms, entered into on June 25, 2010 between the Company and MLV (the “Prior Series C Sales Agreement”) for sales of Preferred Stock under the Prior Shelf Registration Statement.

Pursuant to the Series C Sales Agreement, the sales, if any, of Preferred Stock made under the Series C Sales Agreement will be made in privately negotiated transactions or in any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices including sales made directly on the NYSE Amex, or sales made through a market maker other than on an exchange.  MLV will make all sales using commercially reasonable efforts consistent with its normal sales and trading practices on mutually agreed upon terms between MLV and the Company.

The Series C Sales Agreement provides for compensation to MLV of an amount ranging from 2% to 6% of the gross proceeds from the sale of Preferred Stock under the Series C Sales Agreement, depending upon certain conditions, as detailed through various side letter agreements mutually agreed upon by the parties from time to time.   The remaining sales proceeds, after deducting offering expenses and any transaction fees imposed by any governmental or self-regulatory organization in connection with the sales, will equal the Company's net proceeds for the sale of the shares. The Company has also agreed to indemnify the Sales Agent against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Series C Sales Agreement is qualified in its entirety by reference to the Series C Sales Agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)	Sales Agent.

MLV, formed in July 2009 and registered as a broker-dealer in January 2010, is an independent full service investment bank and institutional broker dealer located in New York.  Its banking and research divisions focus on the energy, infrastructure, healthcare, and life sciences sectors.  It has served as agent or co-agent for twelve publicly filed at-the-market offerings of equity securities since registering as a broker-dealer.  MLV has no relationship with the Company other than its current role as a sales agent for the Company's offerings of Common and Preferred Stock.

Item 1.02	Termination of a Material Definitive Agreement.

The information described in Item 1.01 above relating to the termination of the Prior Common Stock Sales Agreement and the Prior Series C Sales Agreement is hereby incorporated by reference into this Item 1.02.

Item 8.01	Other Events.

The Company is filing this Current Report on Form 8-K to provide the legal opinion of Paul Johnston, Esquire, a copy of which is filed as Exhibit 5.1 to this Current Report on form 8-K, relating to the Company's prospectus supplement filed with the Securities and Exchange Commission on November 15, 2010 regarding the "at the market offering" of up to 10,000,000 shares of Common Stock.

The Company is also filing this Current Report on Form 8-K to provide the legal opinions of Paul Johnston, Esquire and Fulbright & Jaworski L.L.P., copies of which are respectively filed as Exhibit 5.2 and Exhibit 8.1 to this Current Report on form 8-K, relating to the Company's prospectus supplement filed with the Securities and Exchange Commission on November 15, 2010 regarding the "at the market offering" of up to 2,000,000 shares of Preferred Stock.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
1.1	At the Market Sales Agreement (Common Stock) dated November 12, 2010 between Magnum Hunter Resources Corporation and McNicoll, Lewis and Vlak, LLC.

1.2	At the Market Sales Agreement (Series C Preferred Stock) dated November 12, 2010 between Magnum Hunter Resources Corporation and McNicoll, Lewis and Vlak, LLC.

5.1	Opinion of Paul Johnston, Esquire

5.2	Opinion of Paul Johnston, Esquire

8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters

23.1	Consent of Paul Johnston, Esquire (Included in Exhibit 5.1 and Exhibit 5.2)

23.2	Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: November 15, 2010	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description
1.1	At the Market Sales Agreement (Common Stock) dated November 12, 2010 between Magnum Hunter Resources Corporation and McNicoll, Lewis and Vlak, LLC.

1.2	At the Market Sales Agreement (Series C Preferred Stock) dated November 12, 2010 between Magnum Hunter Resources Corporation and McNicoll, Lewis and Vlak, LLC.

5.1	Opinion of Paul Johnston, Esquire

5.2	Opinion of Paul Johnston, Esquire

8.1	Opinion of Fulbright & Jaworski L.L.P. with respect to tax matters

23.1	Consent of Paul Johnston, Esquire (Included in Exhibit 5.1 and Exhibit 5.2)

23.2	Consent of Fulbright & Jaworski L.L.P. (Included in Exhibit 8.1)